UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2010

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	26-2018846
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Appointment of Directors

On January 14, 2010, the Board of Directors appointed Mr. Conrad M. Hall, as a Class III director.  Under Virginia law, the term of a director elected by the board of directors to fill a vacancy expires at the next shareholders’ meeting at which directors are elected.  Therefore, Mr. Hall will stand for election at the 2010 Annual Meeting of Shareholders.

Mr. Hall was the President and Chief Executive Officer of Dominion Enterprises, a leading media and marketing information services company, until his retirement in 2009.  There are no family relationships, related party transactions, or other arrangements between the director and the Company.  Mr. Hall will receive an annual retainer for his service on the Board consistent with the Company’s policy for director compensation.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On January 14, 2010, the Board of Directors approved an amendment to the Company’s Bylaws increasing the number of directors to twelve.  The Company’s Bylaws, as amended, are attached to this filing as Exhibit 3.1 and are incorporated herein by this reference.

Item 7.01. Regulation FD Disclosure.

On January 20, 2010, Dollar Tree, Inc. issued a press release regarding the appointment of Conrad M. Hall to the Company’s Board of Directors.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in this item is being furnished to the Securities and Exchange Commission.  Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)         Exhibits.

3.1         Bylaws of Dollar Tree, Inc., as amended

99.1       Press Release dated January 20, 2010 issued by Dollar Tree, Inc. regarding the appointment of Mr. Conrad M. Hall to the Company's Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DOLLAR TREE, INC.

Date: January 20, 2010	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer

Exhibits

  3.1 - Bylaws of Dollar Tree, Inc., as amended

99.1 - Press Release dated January 20, 2010 issued by Dollar Tree, Inc. regarding the appointment of a new member of the Board of Directors